RBC Capital Markets' Financial Institutions Conference

September 17, 2013

SELECTIVE®

Forward Looking Statement

Certain statements in this report, including information incorporated by reference, are "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995 ("PSLRA"). The PSLRA provides a safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934 for forward-looking statements. These statements relate to our intentions, beliefs, projections, estimations or forecasts of future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our or our industry's actual results, levels of activity, or performance to be materially different from those expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by use of words such as "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "target," "project," "intend," "believe," "estimate," "predict," "potential," "pro forma," "seek," "likely" or "continue" or other comparable terminology. These statements are only predictions, and we can give no assurance that such expectations will prove to be correct. We undertake no obligation, other than as may be required under the federal securities laws, to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Factors, that could cause our actual results to differ materially from those projected, forecasted or estimated by us in forward-looking statements are discussed in further detail in Selective's public filings with the United States Securities and Exchange Commission. These risk factors may not be exhaustive. We operate in a continually changing business environment, and new risk factors emerge from time-to-time. We can neither predict such new risk factors nor can we assess the impact, if any, of such new risk factors on our businesses or the extent to which any factor or combination of factors may cause actual results to differ materially from those expressed or implied in any forward-looking statements in this report. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this report might not occur.

Foundation for Success

Who We Are

- $1.7B 2012 NPW
- Super-regional carrier
- Unique field model
- Standard lines distributed through independent agents
- Excess & Surplus (E&S) lines distributed through wholesale agents
- History of financial strength



E&S and Standard lines
E&S only

SELECTIVE®

Business Diversification

Standard Commercial Lines

- 22 state footprint
- 1,100 independent agency relationships
- Average account size of $9,000

Personal Lines

- 13 state footprint
- 620 independent agents
- Agents want joint C/L & P/L markets
- Flood 2012 net income of $19M

E&S Contract Binding Authority

- Right time to enter business
- Wholesale agents have controlled binding authority and no claims authority
- Within E&S, lower hazard and dollar limits
- Average policy size of $2,600

SELECTIVE®

Financial Strength is our Foundation for Success

- Access to capital markets
  - February 2013 issued $185 million 5.875% senior notes due 2043
  - Use of proceeds:
    - Called $100 million 7.5% junior subordinated notes due 2066
    - Balance to fund growth
- Underwriting stability
- Disciplined reserving
- Conservative investments
- Benefits of leverage



SELECTIVE®

Underwriting Stability


Statutory Combined Ratio – SIGI vs. Peers
115 %
110
105
100
95
90
85
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
6/30/13 YTD
Standard Deviation
SIGI 3.7
Peer Average 7.7

Source: SNL Financial
Peers include CINF, THG, STFC, UFCS, CNA, HIG, TRV, WRB
Deviation calculated by averaging the standard deviation of each peer's combined ratio

SELECTIVE®

Impact of CATs on Combined Ratio


12 pts
10
8
6
4
2
0
SIGI Avg = 2.6 pts
Ind. Avg. = 4.7 pts
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
1Q2013

Source: AM Best

SELECTIVE®

Conservative Reinsurance Program



% of Equity at Risk
Blended Model Results (RMS v11 & AIR v13)
12%
10%
8%
6%
4%
2%
0%
3%
11%
1% Probability
0.4% Probability

CAT Cover: $585M in excess of $40M

Percentages are after tax and include applicable reinstatement premium.
Data as of 7/12; Equity data as of December 31, 2012.

SELECTIVE®

Calendar Year Development



5%
4%
3%
2%
1%
0%
-1%
-2%
-3%
-4%
(Favorable)/Adverse Points
SIGI
Industry
2003
2004
2005
2006
2007
2008
2009
2010*
2011
2012
1Q2013

*2010 Industry development includes $4B charge from AIG
Source: AM Best and Insurance Information Institute
Note: Industry excluding Mortgage and Financial Guaranty Segments

SELECTIVE®

Conservative Investment Portfolio

- Well diversified, laddered portfolio
- Only 1.5% of bond portfolio rated "BB" & below
- 3.7 year average duration, excluding short-term
- Investment leverage of 3.97 x 2.3% yield = ~9% ROE



$4.4B Invested Assets
June 30, 2013
Bonds 89%
"AA-" Avg Rating
Equities 4%
Alternatives 3%
Short-Term 4%

SELECTIVE®

Selective's Use of Underwriting Leverage


SIGI
Industry
Premium to Surplus Ratio
1.9
1.7
1.5
1.3
1.1
0.9
0.7
0.5
1.8
1.2
1.7
1.1
1.6
1.0
1.5
0.9
1.5
0.9
1.7
0.9
1.5
0.8
1.3
0.7
1.4
0.8
1.6
0.8
1.5
0.8
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
6/30/13

Sources: ISO, AM Best and Insurance Information Institute
Note: Industry excluding Mortgage and Financial Guaranty Segments since 2007

SELECTIVE®

Impact of Leverage


Combined Ratio Required for ~12% ROE
100 %
90
80
70
~95%
SIGI
Investment Leverage 4.0x
U/W Leverage 1.6x
~87%
Industry
Investment Leverage 2.3x
U/W Leverage 0.8x
2012

Industry Source: AM Best

SELECTIVE®

Combined Ratio Improvement Plan – On Track to Achieve Goal



115 %
110
105
100
95
90
85
100.9
6.5
(12.5)
(1.5)
(2.0)
1.0
~92.0
Adjusted 2011*
Loss Trend
Pricing
Underwriting
Claims
Expense
2014P*

Company expectation for 3 points of CAT losses in 2013 & 2014

*Excluding CATS and reserve development

SELECTIVE®

Strategic Overview

What Makes Us Unique

- Empowered decision makers
- Superior agency relationships
- Sophisticated tools
- Focus on customer experience
- Excellent risk management

Culture of Continuous Improvement

Relationships with the Highest Caliber Agents

- $1.4M NPW per agency in 2012
- 8.6/10 on agency survey



- Franchise value
- Greater share of wallet
- Strong feedback loop

SELECTIVE®

A Regional with National Capabilities

Capabilities of a National
- Sophisticated pricing
- Fraud and recovery models
- Advanced data and technology

Nimbleness of a Regional
- Relationships
- Local decision making

Selective:
A Unique
Super-Regional

Pricing Sophistication – Dynamic Portfolio Manager

- ~20 factors driven through DPM generate individual policy guidance and portfolio level impact
  - Line of business and segment strategy
  - CAT modeling
  - Predictive modeling
  - Agency profitability
  - Risk characteristics
  - "What-if" profitability analysis of an underwriter's book

Pricing Sophistication – Dynamic Portfolio Manager



June 2013 YTD Pricing by Retention Group
Standard Commercial Lines
Commercial Lines Price
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
90%
80%
70%
60%
Retention
Above Average
Average
Below Average
Low
Very Low

June 2013 YTD Price = 7.3%

SELECTIVE®

Relationships Drive Pricing Through the Cycle



3rd Quarter through August = 7.8%
Standard Commercial Lines Price
8%
7%
6%
5%
4%
3%
2%
1%
0%
Quarterly Retention
90%
85%
80%
75%
70%
65%
60%
2Q:09
4Q:09
2Q:10
4Q:10
2Q:11
4Q:11
2Q:12
4Q:12
2Q:13

Commercial lines pricing target of 7.6% for 2013

SELECTIVE®

Personal Lines Sophistication

Homeowners
- Increasing rate
- By-peril rating
- Encourage whole account customers



Auto
- Increasing rate
- Continued mix improvements
- Underwriting restrictions
- Claims initiatives
- Age of book



Anticipate personal lines pricing of approximately 7% in 2013

SELECTIVE®

Homeowners Pricing



12%
10%
8%
6%
4%
2%
0%
Renewal Pure Price
95%
85%
75%
65%
Retention
2008
2009
2010
2011
2012
6/30/13 YTD

Targeting upper-80's combined ratio in normal CAT year
Anticipate pricing of approximately 8.5% in 2013

SELECTIVE®

Personal Auto Pricing



7%
6%
5%
4%
3%
2%
1%
0%
Renewal Pure Price
95%
85%
75%
65%
Retention
2008
2009
2010
2011
2012
6/30/13 YTD

Anticipate pricing of approximately 5.5% in 2013

SELECTIVE®

Achieving Better Outcomes in Claims

Projected 3 Point Loss & Expense Savings

- Medical cost containment
- Complex claims unit
- Fraud detection model
- Recovery model
- Litigation management
- Comprehensive data management tools

Why Invest in Selective?

- Proven ability to manage the market cycle
- Growth at the right time
  - Grew faster and longer in last hard market
- Strong balance sheet limits downside



NASDAQ WELCOMES
SELECTIVE INSURANCE
GROUP, INC.
NASDAQ LISTED [SIGI]
SELECTIVE®
Response is everything.℠
NASDAQ

SELECTIVE®

Financial Highlights 2009 – Q2 2013

	2009	2010	2011	2012	Q1:2013	Q2:2013
Statutory NPW Growth	(4.7)%	(2.3)%	6.8%	12.2%	7.1%	8.6%
Operating EPS*	$1.39	$1.38	$0.38	$0.58	$0.36	$0.42
Net Income per Share*	$0.68	$1.23	$0.40	$0.68	$0.38	$0.48
Dividend per Share	$0.52	$0.52	$0.52	$0.52	$0.13	$0.13
Book Value per Share*	$17.80	$18.97	$19.45	$19.77	$20.46	$19.72
Return on Equity*	4.1%	6.8%	2.1%	3.5%	7.7%	9.7%
Operating Return on Equity*	8.3%	7.7%	2.0%	3.0%	7.2%	8.5%
Statutory Combined Ratio - Total	100.5%	101.6%	106.7%	103.5%	96.8%	97.7%
- Standard Commercial Lines	99.8%	100.8%	103.9%	103.0%	97.6%	95.6%
- Standard Personal Lines	104.4%	106.4%	117.3%	100.7%	92.4%	102.9%
- Excess and Surplus Lines	NA	NA	131.3%	118.8%	98.2%	106.8%
GAAP Combined Ratio – Total*	99.9%	101.4%	107.2%	104.0%	97.1%	98.9%
- Standard Commercial Lines*	98.8%	100.0%	104.3%	103.3%	98.1%	97.0%
- Standard Personal Lines*	105.6%	108.3%	117.8%	101.3%	91.8%	104.0%
- Excess and Surplus Lines*	NA	NA	270.2%	124.7%	99.7%	107.6%

**Historical values (2009-2011) have been restated to reflect impact of deferred policy acquisition cost accounting change*

SELECTIVE®

Net Operating Cash Flow


($ in millions)
Cash Flow as % of NPW
290
240
190
140
90
40
241
16%
228
16%
159
11%
123
8%
227
14%
2008
2009
2010
2011
2012

YTD June 2013: $98M

Investment Income – After-tax


($ in millions)
120
110
100
90
80
70
60
50
40
105
96
111
111
100
2008
2009
2010
2011
2012

YTD June 2013: $51M

SELECTIVE®

Focus on Expense Management


36
35
34
33
32
31
30
29
28
27
26
2007
2008
2009
2010
2011
2012
6/30/2013 YTD
SIGI
Peer Median

Source: SNL Financial

Note: Expense Ratio including Dividends

Insurance Operations Productivity



($ in 000s)
NPW per Employee
Statutory Expense Ratio
900
700
500
300
33.0
32.5
32.0
31.5
31.0
30.5
30.0
29.5
29.0
797
766
761
791
842
886
2008
2009
2010
2011*
2012
6/30/13

*Excludes Excess & Surplus Lines

Standard Commercial Lines Profitability



Statutory Combined Ratios
115%
110
105
100
95
90
85
100.9
2.4
98.5
95.4
1.5
93.9
93.6
0.3
93.3
95.0
1.2
93.8
95.9
0.9
95.0
98.5
2.1
96.4
99.8
0.5
99.3
100.8
3.3
97.5
103.9
6.4
97.5
103.0
5.0
98.0
96.6
1.6
95.0
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012*
YTD June 2013
Impact of Catastrophe Losses
Combined Ratio excluding CATS

**Includes impact of reinstatement premium on catastrophe reinsurance program as a result of Hurricane Sandy*

SELECTIVE®

Premium by Strategic Business Unit
2012 Standard Commercial Lines
Direct Premium Written


Bonds
1%
Community and
Public Services
23%
Contractors
34%
Manufacturing
& Mercantile
42%

Premium by Line of Business

2012 Standard Commercial Lines Net Premium Written


Workers Compensation 21%
General Liability 31%
Commercial Property 17%
Other 1%
Bonds 1%
BOP 6%
Auto 23%

Long-Term Shareholder Value Creation


$25
$20
$15
$10
$5
$0
0.31
12.96
0.35
14.96
0.40
16.44
0.44
17.87
0.49
18.82
0.52
15.81
0.52
17.80
0.52
18.97
0.52
19.45
0.52
19.77
0.52 *
19.72
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Jun-13
Book Value
Dividend

*Annualized indicated dividend

Note: Book value restated for change in deferred policy acquisition costs (2003-2006 Estimated)

SELECTIVE®